File pursuant to Rule 497(a)

File No. 333-176182

VII Peaks-KBR Co-Optivist™ Income BDC II

VISION

VII Peaks-KBR Co-Optivist™ Income BDC II, Inc. is a publicly registered non-traded business development company ("BDC") that intends to primarily invest in discounted traded corporate debt securities of public and private companies that have solid business fundamentals, but also a perceived risk of near term liquidity issues.

The BDC anticipates providing quarterly distributions, as may be approved by the board of directors, to investors from primarily fixed rate corporate debt investments, while actively working with the target company's management to restructure the underlying debt to generate potential event-driven upside.

The BDC will employ a proprietary "Co-Optivist™" ("cooperative activism") approach in executing the investment strategy. We intend to utilize this strategy to acquire principal positions in corporate debt of target companies with the goal of restructuring the underlying debt to de-lever the balance sheets and improve the overall liquidity of the target companies. Our cooperative activism approach includes proactively engaging the target company's management team on average 24 months prior to a redemption event.

ATTRIBUTES

- Targeting primarily fixed rate, publicly traded, discounted corporate bonds
- Quarterly distributions, as may be approved by the board of directors[1]
- $750,000,000 maximum offering
- $5,000 minimum investment
- Liquidity event expected within 5 years of the offering completion date
- 20% of shares available for redemption per year (5% quarterly)[2]
- May be appropriate for qualified plans
- Quarterly valuations, public reporting and audited financial statements
- Diversified multiple position strategy primarily in traded debt securities
- Manager Compensation
  - 2%-1.5% declining management fee
  - 20% incentive fee on income, above the preferred return to investors
  - 20% incentive fee on capital gains
  - No acquisition fees, no disposition fees, no loan fees, no origination fees

[1]There can be no assurance that we will be able to sustain distributions at any particular level. [2]Share repurchases are limited to 20% of the weighted average number of shares outstanding in the prior calendar year (5.0% in each quarter). Available only in States where effective. State suitability applies. Pursuant to our share repurchase program, a limited number of shares may be repurchased beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement. See Tender Offer Program section of the Prospectus for full disclosure.

VII PEAKS · KBR
CO-OPTIVIST™ FUNDS

255 Shoreline Drive, Suite 428 | Redwood City, CA 94065 | 877-7000-KBR | info@viipeaks-kbr.com | viipeaks-kbr.com

VII PEAKS-KBR CO-OPTIVIST™ INCOME BDC II •

SUMMARY OF CO-OPTIVIST™ APPROACH

Purchase public traded corporate debt in the secondary loan market at a discount to par (senior loans, high yield, convertible debt)

→ Coupon payments received are used to pay investors a quarterly distribution. Projected distributions are not anticipated to be dependant on debt restructuring

↓

Approach target company management with a debt restructuring proposal

↓

Negotiate with management team in a cooperative fashion, but as an activist to de-lever the target company's balance sheet

↓

Target company and bondholders agree to terms of restructuring

↓

Upon acceptance of the terms of the restructuring, receive new bonds, cash or stock combination

→ Potential for capital gain upon receipt of new bonds, cash or stock. Exit investment at appropriate price and time in the secondary loan market. Each restructuring is anticipated to take 3-12 months

The VII Peaks-KBR Co-Optivist Income BDC II Offering provides Investors with not only the potential opportunity to earn a quarterly distribution from a strategy that primarily invests in short duration fixed income and high-yield products, but also the potential to realize appreciation from the restructuring of the corporate debt

RISK FACTORS

- We are a new company and have no operating history. In addition, we have not identified specific investments that we intend to make with the proceeds of this offering.
- There is currently no public market for our shares and no market is expected to develop for the foreseeable future. Because there is no public trading market for our shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.
- While we intend to conduct quarterly tender offers for up to 20% of the weighted average number of shares outstanding in the prior calendar year (5.0% per quarter), pursuant to our share repurchase program, beginning with the first calendar quarter following the one-year anniversary of achieving the minimum offering requirement, we may suspend or terminate the share repurchase program at any time. See Tender Offer Program section of the Prospectus for full disclosure.
- A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.
- The potential for our Manager to earn incentive fees under the investment advisory agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests.
- This is a "best efforts" offering and, if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. As a result, our ability to diversify will be constrained.
- Our Manager and certain of its affiliates, some of which may have the same or substantially similar investment objectives as the Company, face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments.
- If we fail to qualify for or maintain regulated investment company (RIC) tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.
- For further details of risks relevant to the offering, prospective investors should carefully review the "Risk Factors" section in the prospectus. Investments in any security involve a high degree of risk and should only be considered by investors who can withstand the loss of their investment.

This material does not constitute an offer or a solicitation to purchase securities and is authorized for use only when accompanied or preceded by a definitive prospectus and any addenda thereto (the "Prospectus"). The summary information set forth herein is qualified in its entirety by the Prospectus. All potential investors must read the Prospectus and no person may invest without acknowledging receipt and complete review of the Prospectus. Potential investors should seek advice and recommendations from legal counsel and tax professionals before making investment decisions. Information presented herein should not be construed as advice and should not be relied upon in making an investment decision. Past performance is not indicative of future results. Securities offered through KBR Capital Markets, LLC, member FINRA, SIPC, 255 Shoreline Drive, Suite 428, Redwood City, CA 94065.

Co-Optivist is a trademark of VII Peaks Capital, LLC and is being used with their permission.

VII PEAKS · KBR
CO-OPTIVIST™ FUNDS

255 Shoreline Drive, Suite 428 | Redwood City, CA 94065 | 877-7000-KBR | info@viipeaks-kbr.com | viipeaks-kbr.com